Aware Ultra-Short Duration Enhanced Income ETF Trading Symbol: AWTM Listed on NYSE Arca, Inc. Summary Prospectus January 9, 2019 www.awareetf.com
Aware Ultra-Short Duration Enhanced Income ETF

Beginning January 1, 2021, the Aware Ultra-Short Duration Enhanced Income ETF (the “Fund”) intends to meet its shareholder report delivery obligations by posting annual and semi‑annual shareholder reports to the Fund’s website, www.awareetf.com/documents. Shareholders who wish to continue to receive paper copies of the Fund's annual and semi-annual shareholder reports should contact the Fund at (866) 539‑9530 or by sending an e-mail request to information@awareetf.com or contact their financial intermediaries.

Before you invest, you may want to review the Fund’s statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated January 9, 2019 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at www.awareetf.com/documents. You can also get this information at no cost by calling (866) 539‑9530 or by sending an e-mail request to information@awareetf.com.

Investment Objective

The Fund seeks to maximize current income targeting a yield of 0.75% to 1.00% over the yield of the most recently issued 3-month U.S. Treasury bill while maintaining a portfolio consistent with the preservation of capital and daily liquidity designed to meet the requirements of the relevant standard-setting and regulatory support organization applicable to U.S. insurance companies for treatment equivalent to that of investment grade securities held by a U.S. insurance company, while striving to achieve the status denoting the highest available credit quality category for such investments held by U.S. insurance companies.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not include the brokerage commissions that investors may pay on their purchases and sales of Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.23%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.23%
[1]	Estimated for the current fiscal year.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$24	$74

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective primarily by investing in U.S.-dollar denominated investment-grade fixed- and floating-rate bonds, debt securities, and other instruments with an overall effective duration of less than one year under normal circumstances. Effective duration is a measure of the Fund’s price sensitivity to changes in yields or interest rates and a fund with a higher effective duration will, under normal circumstances, have a greater sensitivity to interest rates. For example, if a portfolio has a duration of one year, and interest rates increase (fall) by 2%, the portfolio would decline (increase) in value by approximately 2%. However, duration may not accurately reflect the true interest rate sensitivity of instruments held by the Fund and, therefore, the Fund’s exposure to changes in interest rates. The Fund invests primarily in investment-grade debt securities, but may also invest in high yield debt securities (also known as “junk bonds”).

The Fund’s investments may include instruments issued by both U.S. and non-U.S. (including emerging markets) government and private sector issuers, including asset-backed securities. Instruments issued by the U.S. government include U.S. Treasury and U.S. agency securities, which may include mortgage-backed securities (“MBS”) issued or guaranteed by the U.S. government, federal agencies, or U.S. government sponsored instrumentalities. The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis, including the use of the “To Be Announced” (“TBA”) market for MBS investments. The Fund may also invest in private placements and “Rule 144A” securities, which are subject to resale restrictions, as well as ETFs that primarily invest in debt instruments. The Fund may invest up to 10% of its total assets in preferred securities, convertible securities, and other equity-related securities.

The Fund is not a money market fund and does not seek to maintain a stable NAV of $1.00 per Share.

As part of the Fund’s principal investment strategy or for temporary defensive purposes, the Fund may invest, without limitation, in short-term instruments such as commercial paper and/or repurchase agreements collateralized by U.S. government securities, corporate obligations, municipal debt securities, mortgage-backed securities, or convertible securities.

The Fund may engage in short sales or utilize various types of derivative instruments, including forwards, futures contracts, swaps, and options, although not all such derivatives are expected to be used at all times. Such derivatives may trade over-the-counter or on an exchange and may principally be used for one or more of the following purposes: speculation, duration management, or to pursue the Fund’s investment objective. The Fund may also invest in repurchase agreements.

The Fund’s sub-adviser, Aware Asset Management, Inc. (“Aware” or the “Sub-Adviser”), has broad discretion to determine the most favorable strategies and investment opportunities for the Fund, as well as the instruments and investment techniques used by the Fund to achieve its investment objective. The Sub-Adviser determines which instruments to purchase, hold, or sell based on a variety of factors, including expectations regarding an instrument or group of instruments’ risk and correlation, as well as market conditions and economic metrics, such as interest rates and inflation. The Sub-Adviser seeks to buy instruments that it believes will best help the Fund achieve its objective and seeks to sell instruments whose outlook has changed or to redeploy assets in more attractive investment opportunities.

 The Fund is actively managed and does not seek to replicate the performance of a specified index. The Fund seeks to generate income at a rate that is 0.75% to 1.00% higher than the rate associated with the most recently issued three-month U.S. Treasury bill. As the Fund does not seek to replicate the performance of a specified index, the Fund may have a higher degree of portfolio turnover than other funds that do seek to replicate the performance of an index. The Fund may actively and frequently trade all or a significant portion of its portfolio.

The Fund’s portfolio is designed to meet the requirements of the relevant standard-setting and regulatory support organization applicable to U.S. insurance companies for treatment equivalent to that of investment grade securities held by a U.S. insurance company, while striving to achieve the status denoting the highest available credit quality category for such investments held by U.S. insurance companies.

 Principal Risks of Investing in the Fund

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency.  An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies, and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you. The following risks could affect the value of your investment in the Fund:

•
Agency Debt Risk. The Fund invests in unsecured bonds or debentures issued by U.S. government agencies, including the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), and government-sponsored entities, including, the Government National Mortgage Administration (“Ginnie Mae”). Bonds or debentures issued by U.S. government agencies, government-sponsored entities, or government corporations, including, among others, Fannie Mae and Freddie Mac, are generally backed only by the general creditworthiness and reputation of the U.S. government agency, government-sponsored entity, or government corporation issuing the bond or debenture and are not guaranteed by the U.S. Department of the Treasury (“U.S. Treasury”) or backed by the full faith and credit of the U.S. government. As a result, there is uncertainty as to the current status of many obligations of Fannie Mae, Freddie Mac and other agencies that are placed under conservatorship of the federal government. By contrast, Ginnie Mae securities are generally backed by the full faith and credit of the U.S. government.

•
Asset-Backed Securities Risk. The price paid by the Fund for asset-backed securities, the yield the Fund expects to receive from such securities, and the average life of such securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

•
Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., TBA transactions, short positions, derivative instruments, and bonds that cannot be broken up beyond certain minimum sizes needed for transfer and settlement). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

•
Commercial Paper Risk. The value of the Fund’s investments in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates.

•
Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Contingent convertible securities are subject to additional risk factors. A contingent convertible security is a hybrid debt security typically issued by a non-U.S. bank that may be convertible into equity or may be written down if a pre-specified trigger event such as a decline in capital ratio below a prescribed threshold occurs. If such a trigger event occurs, the Fund may lose the principal amount invested on a permanent or temporary basis or the contingent convertible security may be converted to equity.

•
Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. If an issuer’s or counterparty’s financial condition worsens, the credit quality of the issuer or counterparty may deteriorate, making it difficult for the Fund to sell such investments. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of an investment in that issuer.

•	Debt Securities Risk. The Fund invests in debt securities, such as bonds and certain asset-backed securities, that involve certain risks, including:

o
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security prior to its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

o
Event Risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

o	Extension Risk. When interest rates rise, certain obligations will be repaid by the obligor more slowly than anticipated, causing the value of these securities to fall.
•
Derivatives Risk. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The derivatives used by the Fund may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Certain of the Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

The derivative instruments and techniques that the Fund may principally use include:

o
Forwards. A forward foreign currency contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. Unanticipated changes in currency prices may result in losses to the Fund and poorer overall performance for the Fund than if it had not entered into currency forward or futures contracts. The Fund may enter into forward or futures contracts under various circumstances, including for hedging purposes.

o
Futures. A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

o
Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or swap or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or swap or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Fund. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

o
Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, or other instruments. Swap agreements are particularly subject to counterparty credit, liquidity, valuation, correlation, and leverage risk. Swaps could result in losses if interest rates or credit quality changes are not correctly anticipated by the Fund, if the reference index, security, or investments do not perform as expected, or if the counterparty defaults.

•
Emerging Markets Risk. The Fund may invest in instruments issued by countries, companies, or quasi-governmental agencies or entities domiciled or headquartered in emerging market nations. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, currency, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund Shares and cause the Fund to decline in value.

•	ETF Risks.
o
Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

o
Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

o
Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

o
Trading. Although Shares are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.

•
Floating or Variable Rate Securities Risk. Floating or variable rate securities pay interest at rates that adjust in response to changes in a specified interest rate or reset at predetermined dates (such as the end of a calendar quarter). Securities with floating or variable interest rates are generally less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as comparable market interest rates. Although floating or variable rate securities are generally less sensitive to interest rate risk than fixed rate securities, they are subject to credit, liquidity and default risk and may be subject to legal or contractual restrictions on resale, which could impair their value.

•
Foreign Securities Risks. Investments in securities or other instruments of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments can be more volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices.

•
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events, and government controls.

•
High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the securities in its portfolio. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

•
High-Yield Securities Risks. High-yield securities carry a greater degree of risk and are more volatile than investment grade securities and are considered speculative. High-yield securities may be issued by companies that are restructuring, are smaller and less creditworthy, or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high-yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities. The Fund’s investments in high-yield securities expose it to a substantial degree of credit risk.

•
Illiquid Securities Risks. The Fund may, at times, hold illiquid securities, by virtue of the absence of a readily available market for certain of its investments, or because of legal or contractual restrictions on sales. The Fund could lose money if it is unable to dispose of an investment at a time or price that is most beneficial to the Fund.

•
Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the Fund’s Share values may fluctuate in response to events affecting that industry or sector.

•
Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Given that the Federal Reserve has begun to raise interest rates, the Fund may face a heightened level of interest rate risk.

•
Investment Company Risk. The risks of investing in investment companies typically reflect the risks of the types of instruments in which the investment companies invest. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. The Fund may be subject to statutory limits with respect to the amount it can invest in other ETFs, which may adversely affect the Fund’s ability to achieve its investment objective. ETFs may be less liquid than other investments, and thus their share values more volatile than the values of the investments they hold. Investments in ETFs are also subject to the “ETF Risks” described above.

•
Limited Operating History Risk. The Fund is a recently organized management investment company and has not commenced operations as of the date of this Prospectus. As a result, prospective investors have no track record or history on which to base their investment decision.

•	Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund.

•
Market Trading Risk. The trading prices of debt securities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

•
MBS Risk. The Fund invests in MBS issued or guaranteed by the U.S. government. Such securities are subject to credit, interest rate, prepayment, and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates may quickly and significantly reduce the value of certain MBS.

•
NAV Risk. The Fund is not a money market fund, does not attempt to maintain a stable NAV, and is not subject to the rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the Fund’s investments may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk, and other risks relevant to the Fund’s investments. The Fund’s NAV per share will fluctuate.

•
Other Investment Companies Risks. The Fund will incur higher and duplicative expenses when it invests in ETFs and other investment companies. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. When the Fund invests in other investment companies, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies.

•
Preferred Securities Risk. Preferred securities may pay fixed or adjustable rates of return and are subject to many of the risks associated with debt securities (e.g., interest rate risk, call risk and extension risk). In addition, preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Because many preferred securities allow the issuer to convert their preferred stock into common stock, preferred securities are often sensitive to declining common stock values. A company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

•
Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

•
Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.

•
Rating Agencies Risks. Ratings are not an absolute standard of quality. Ratings are general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely. Such changes may negatively affect the liquidity or market price of the securities in which the Fund invests. The ratings of securitized assets may not adequately reflect the credit risk of those assets due to their structure.

•
Repurchase Agreement Risk. Repurchase agreements may be construed to be collateralized loans by the Fund, and if so, the underlying securities relating to the repurchase agreement will only constitute collateral for the seller’s obligation to pay the repurchase price. If the seller defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. A seller failing to repurchase the security coupled with a decline in the market value of the security may result in the Fund losing money.

•
RIC-Related Risks of Investments Generating Non-Cash Taxable Income. Certain of the Fund’s investments will require the Fund to recognize taxable income in excess of the cash generated on those investments in that tax year, which could cause the Fund to have difficulty satisfying the annual distribution requirements applicable to regulated investment companies (“RICs”) and avoiding Fund-level U.S. federal income and/or excise taxes.

•
Short Sales Risks. The Fund may make short sales of securities, which involves selling a security it does not own in anticipation that the price of the security will decline. Short sales may involve substantial risk and leverage. Short sales expose the Fund to the risk that it will be required to buy (“cover”) the security sold short when the security has appreciated in value or is unavailable, thus resulting in a loss to the Fund. Short sales also involve the risk that losses may exceed the amount invested and may be unlimited.

•
Sovereign Debt Risk. The Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy, or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.

•
TBA Securities and Rolls Risk. TBA transactions are subject to increased credit risk and increased overall investment exposure. TBA rolls involve the risk that the Fund’s counterparty will be unable to deliver the MBS underlying the TBA roll at the fixed time. If the buyer files for bankruptcy or becomes insolvent, the buyer or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. In addition, the Fund earns interest by investing the transaction proceeds during the roll period. TBA roll transactions may have the effect of creating leverage in the Fund’s portfolio.

•
Uncertain Tax Treatment. Below investment grade instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount (“OID”) or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable, which may make it difficult for the Fund to satisfy the annual distribution requirements applicable to RICs.

•
Unrated Securities Risks. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Sub-Adviser may not accurately evaluate the security’s comparative credit rating.

•
U.S. Government Obligations Risk. Obligations of U.S. government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government or other countries may decline or be negative for short or long periods of time.

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Valuation Risk. The prices provided by the Fund’s pricing services or independent dealers or the fair value determinations made by the Fund’s valuation committee may be different from the prices used by other investment companies or from the prices at which debt obligations are actually bought and sold. The prices of certain debt obligations provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

•
When-Issued, Delayed Delivery, and Forward Commitment Risks. When-issued and delayed delivery transactions arise when securities are purchased by the Fund with payment and delivery taking place in the future to secure a price and yield to the Fund at the time of entering into the transaction. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain until the settlement date, cash or other liquid assets sufficient to meet the purchase price or enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued, delayed delivery, or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

Performance

Performance information for the Fund is not included because the Fund has not commenced operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information is also available on the Fund’s website at www.awareetf.com.

Management

Investment Adviser: Toroso Investments, LLC (“Toroso” or the “Adviser”)
Investment Sub-Adviser: Aware Asset Management, Inc.
Portfolio Managers: The following individuals are jointly and primarily responsible for the day-to-day management of the Fund and have acted in this capacity since the Fund’s inception in December 2018:

John E. Kaprich, CFA, Investment Director of Aware
Andrea M. Roemhildt, CPA, Investment Manager of Aware
Stephen J. Smitley, Head of Structured Products of Aware
Ian C. Carroll, CFA, Head of Corporate Research of Aware

Purchase and Sale of Shares

Shares are listed on a national securities exchange, such as the Exchange, and most investors will buy and sell Shares through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of 25,000 Shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser, Sub-Adviser, or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.